                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 4, 2000
                                 Date of Report
                        (Date of earliest event reported)



                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                           0-25192                     64-0844345
(State or other jurisdiction        (Commission File Number)        (I.R.S. Employer
    of incorporation)                                              Identification No.)


                               200 North Canal St.
                           Natchez, Mississippi 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)

  ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable to this filing.

  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable to this filing.

  ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable to this filing.

  ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable to this filing.

  ITEM 5.  OTHER EVENTS

         Callon Petroleum Company made the Press Release attached as Exhibit
         99.1.

  ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not applicable to this filing.

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable to this filing.

  (b)     PRO FORMA FINANCIAL INFORMATION.

          Not applicable to this filing.

  (c)     EXHIBITS

    EXHIBIT
    NUMBER                  TITLE OF DOCUMENT
   --------                 -----------------

     99.1          Press Release Dated December 4, 2000.

  ITEM 8.  CHANGE IN FISCAL YEAR

          Not applicable to this filing.

  ITEM 9.  REGULATION FD DISCLOSURE

          Not applicable to this filing.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Callon Petroleum Company
                                       (Registrant)


                                        /s/ James O. Bassi
                                        ---------------------------------------
Dated:  December 4, 2000                By: James O. Bassi
                                        Vice President and Controller

                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER                  TITLE OF DOCUMENT
   --------                 -----------------

     99.1          Press Release Dated December 4, 2000.